CONVERTIBLE NOTE	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
CONVERTIBLE NOTE

13. CONVERTIBLE NOTE

On December 10, 2024, the Company entered into a securities purchase agreement (the “November 2024 SPA”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company issued to the Investor (i) an unsecured convertible note (“Convertible Note”), in the principal amount of $1,635,000, bearing interest at a rate of 7% per annum and having a term of one year after the purchase price of the Convertible Note is delivered by the Investor to the Company with an aggregate original issue discount of US$135,000, and (ii) 850,000 shares of ordinary shares (“Pre-Delivery Shares”) of the Company in aggregate at a price of $0.001 per share, which is for pre-delivery and subject to the Company’s repurchase right upon repayment of the notes. The Investor has the right at any time beginning on the earlier of (a) the date that is six months after the purchase price of the Convertible Note is delivered by the Investor to the Company, and (b) the effective date of the registration statement on Form F-1 to register the Investor’s resale of conversion shares and Pre-Delivery Shares, until the Outstanding Balance (the principal amount plus accrued but unpaid interest, collection and enforcements costs incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges incurred under this Convertible Note as of any date of determination) has been paid in full, at its election, to convert all or any portion of the Outstanding Balance into ordinary shares at a conversion price equal to the lower of (a) 80% of the lowest volume weighted average price measured during the period of ten (10) trading days prior to the conversion; and (b) the fixed price of $4.00 per share, subject to the restriction of the floor price of $1.00 per share for the possible future conversions into ordinary shares. Upon the occurrence of an Event of Default, Holders may accelerate this Note with the Outstanding Balance becoming immediately due and payable in cash, and interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law (“Default Interest”).

As of December 31, 2025, the Company completed the full settlement of its outstanding convertible debt through conversion into shares of its ordinary shares. Company issued 2,688,514 shares of Class A ordinary shares upon conversion of all outstanding principal of $1,635,000 and accrued interest of $52,108 (total $1,687,108), and the corresponding debt discount of $1,634,150 was amortized into interest expense.

The Company accounted for the conversion of its convertible debt in accordance with ASU 2020-06. Upon conversion, the carrying amount of the debt, including any unamortized discount or premium and deferred issuance costs, was derecognized.

During the six months ended June 30, 2025, the Company issued 2,762,744 Class A ordinary shares upon conversion of $1,382,664 convertible debt principal and accrued interest, and the corresponding debt discount of $1,421,069 was amortized into interest expense.

The amortized cost of the Convertible Note consisted of the following:

Convertible Note Principal- Issued in November 2024	$1,635,000
Debt issuance discount	(135,000)
Debt discount of fair value for pre-delivery Shares	(1,499,150)
Interest accrued	11,970
Convertible Notes Principal and accrued interest as of December 31, 2024	12,820

Amortization of debt discount and fair value for pre-delivery shares	1,421,069
Principal and accrued interest converted into Common stock	(1,382,664)
Convertible Notes Principal and accrued interest as of June 30, 2025	$51,225